AB Cap Fund, Inc.

AB Concentrated Growth Fund

Portfolio of Investments

September 30, 2019 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS - 97.2%
Information Technology - 24.3%
Electronic Equipment, Instruments & Components - 6.1%
Amphenol Corp.-Class A	397,739	$38,381,812

IT Services - 8.7%
Mastercard, Inc.-Class A	201,259	54,655,907

Software - 9.5%
Microsoft Corp.	425,152	59,108,883

		152,146,602

Health Care - 19.2%
Health Care Equipment & Supplies - 7.7%
Abbott Laboratories	572,967	47,940,149

Life Sciences Tools & Services - 6.3%
IQVIA Holdings, Inc. (a)	261,281	39,030,156

Pharmaceuticals - 5.2%
Zoetis, Inc.	263,095	32,779,006

		119,749,311

Consumer Discretionary - 17.7%
Auto Components - 4.6%
Aptiv PLC	331,980	29,021,692

Hotels, Restaurants & Leisure - 2.0%
Starbucks Corp.	139,873	12,367,571

Internet & Direct Marketing Retail - 3.0%
Booking Holdings, Inc. (a)	9,413	18,474,048

Specialty Retail - 8.1%
TJX Cos., Inc. (The)	501,358	27,945,695
Ulta Salon Cosmetics & Fragrance, Inc. (a)	90,070	22,576,045

		50,521,740

		110,385,051

Industrials - 14.2%
Building Products - 4.6%
Allegion PLC	279,109	28,929,648

Commercial Services & Supplies - 5.0%
Stericycle, Inc. (a)(b)	610,418	31,088,589

Professional Services - 4.6%
Verisk Analytics, Inc.-Class A	181,482	28,699,563

		88,717,800

Communication Services - 9.5%
Interactive Media & Services - 9.5%
Alphabet, Inc.-Class C (a)	25,205	30,724,895
Facebook, Inc.-Class A (a)	162,520	28,941,561

		59,666,456

Materials - 7.7%
Chemicals - 7.7%
Ecolab, Inc.	92,846	18,387,222

Company	Shares	U.S. $ Value
International Flavors & Fragrances, Inc. (b)	241,226	$29,596,018

		47,983,240

Financials - 4.6%
Capital Markets - 4.6%
Charles Schwab Corp. (The)	695,065	29,074,569

Total Common Stocks (cost $449,393,368)		607,723,029

SHORT-TERM INVESTMENTS - 2.6%
Investment Companies - 2.6%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.89% (c)(d)(e) (cost $16,139,809)	16,139,809	16,139,809

Total Investments Before Security Lending Collateral for Securities Loaned - 99.8% (cost $465,533,177)		623,862,838

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED - 0.7%
Investment Companies - 0.7%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.89% (c)(d)(e) (cost 4,289,840)	4,289,840	4,289,840

Total Investments - 100.5% (cost $469,823,017) (f)		628,152,678
Other assets less liabilities - (0.5)%		(3,045,944)

Net Assets - 100.0%		$625,106,734

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(f)

As of September 30, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $160,027,485 and gross unrealized depreciation of investments was $(1,697,824), resulting in net unrealized appreciation of $158,329,661.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

See notes to financial statements.

AB Cap Fund, Inc.

AB Concentrated Growth Fund

September 30, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks (a)	$607,723,029		$	– 0	–	$	– 0	–	$607,723,029
Short-Term Investments	16,139,809			– 0	–		– 0	–	16,139,809
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,289,840			– 0	–		– 0	–	4,289,840

Total Investments in Securities	628,152,678			– 0	–		– 0	–	628,152,678
Other Financial Instruments (b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$628,152,678		$	– 0	–	$	– 0	–	$628,152,678

(a)	See Portfolio of Investments for sector classifications.
(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended September 30, 2019 is as follows:

Fund	Market Value 6/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$16,602	$53,972	$54,434	$16,140	$80
Government Money Market Portfolio	151	5,027	888	4,290	3

Total	$16,753	$58,999	$55,322	$20,430	$83

*	Investments of cash collateral for securities lending transactions.